SETTLEMENT AGREEMENT

This Release and Agreement (this “Agreement”) is entered into as of this 19th day of August, 2009, by and between Tremont Fair, Inc., a Nevada corporation (hereafter, “TFI” or the “Company”), and David Kittrell (“Mr. Kittrell”), the former Chief Executive Officer of TFI and an individual residing in the State of Colorado, collectively referred to hereinafter as the “Parties” or individually as a “Party.”

R E C I T A L S

WHEREAS, the Parties hereto desire to fully and finally settle all claims which may exist between them or may hereafter arise from any act, action, or failure to act prior to the date of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Payment.  Subject to all the conditions, covenants, obligations, and restrictions of this Agreement, TFI agrees to pay the following to Mr. Kittrell in complete settlement of any and all amounts due or payable by the Company to Mr. Kittrell:

(a) Cash.  Twenty Thousand Dollars ($20,000.00) in cash;

(b) Shares of Xpention.  All of the outstanding shares of capital stock of Xpention, Inc., a Colorado corporation (collectively, the “Xpention Shares”); and

(c) Shares of TFI.  Five Hundred Thousand (500,000) shares of common stock of the Company (collectively, the “TFI Shares”), subject to any adjustments as provided in Section 2.

2. Adjustments. Mr. Kittrell understands that the number of TFI Shares receivable pursuant to this Agreement shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a) Adjustment for Reclassification, Reorganization or Merger.  In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company on or after the date hereof, or in case, after such date (but prior to the issuance of the TFI Shares to Mr. Kittrell), the Company shall merge with or into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case Mr. Kittrell, at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall hold such number of TFI Shares (as adjusted for such reclassification, change, reorganization, merger, or conveyance) in equal  proportion with all other shareholders of the Company immediately prior to the consummation of such reclassification, change, reorganization, merger, or conveyance.

(b) Stock Splits and Reverse Stock Splits.  If at any time on or after the date hereof but prior to the issuance of the TFI Shares to Mr. Kittrell, the Company shall subdivide its outstanding shares of common stock into a greater number of shares, the number of the TFI Shares subject to this Agreement shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof (but prior to the issuance of the TFI Shares to Mr. Kittrell) the outstanding number of shares of common stock of the Company shall be combined into a smaller number of shares, the number of the TFI Shares subject to this Agreement shall thereby be proportionately decreased.

3. Condition.  The obligation of the Company to provide the consideration set forth in Section 1 of this Agreement is expressly conditioned upon the Company receiving the written resignation of Mr. Kittrell as an officer and a director of TFI.

4. Acknowledgment.  Mr. Kittrell hereby acknowledges that the payments and other consideration provided in this Agreement constitutes full and complete payment to him of all sums, expenses, entitlements, or other amounts from the Company.  Mr. Kittrell further acknowledges that he is not entitled to any other payments from the Company otherwise than as provided in Section 1 above.

5. No Admission of Liability.  Neither this Agreement nor anything contained herein, nor any action taken by any Party hereunder shall be construed as evidence of the validity of any claims nor an admission of the same by any such Party.

6. Representations and Undertakings of Mr. Kittrell.  Mr. Kittrell, by signing this Agreement, herby makes the following representations and undertakings to the Company:

(a) Grant of Repurchase Option.  Mr. Kittrell hereby grants to the Company the right and option, for the one (1) year period following the date of this Agreement, to repurchase and reacquire, for $20,000, the greater of:

(i) twenty percent (20%) of the Xpention Shares issued to Mr. Kittrell hereunder; or

(ii) a number of the Xpention Shares issued to Mr. Kittrell hereunder equal to twenty percent (20%) of the issued and outstanding shares of Xpention, Inc. (as calculated on a fully-diluted basis).

(b) No Obligations to Related Parties.  Mr. Kittrell represents and warrants to the Company that, following the consummation of the acts and actions contemplated by this Agreement, that there will be no other obligations by the Company to him (save payment of the  exercise price of the option as described in subsection (a) of this Section 6) or to any other person or organization affiliated with him in any manner whatsoever.

(c) Access to Information; Independent Investigation.  Mr. Kittrell, in making the decision to enter into this Agreement and receive the Xpention Shares and the TFI Shares (collectively, the “Shares”), has relied upon independent investigations made by him or his representative, if any, and Mr. Kittrell or his representative have, prior to the date of this Agreement, been given access and the opportunity to ask questions of and to receive answers from, the Company and Xpention, Inc. (collectively, the “Issuers”) or any person acting on behalf of the Issuers concerning the books and records of the Issuers, all material contracts and documents of the Issuers, and the terms and conditions of the transactions contemplated by this Agreement.  Mr. Kittrell or his representative have been furnished with all materials relating to the business, finances, and operation of the Issuers and Mr. Kittrell or his representative has received complete and satisfactory answers to any and all inquiries relating thereto.

(d) Acquisition of Shares Entirely for Own Account.  Mr. Kittrell represents that the Shares are being acquired by Mr. Kittrell for his own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Mr. Kittrell has no present intention of selling, granting any participation in, or otherwise distributing the same.

(e) Restricted Securities.  Mr. Kittrell understands that the Shares that he is acquiring pursuant to this Agreement are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may not be resold without registration or the availability of an exemption from the registration requirement under the Securities Act of 1933 (“Securities Act”).  In this connection, Mr. Kittrell represents that he is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, which allows for the resale of "restricted securities" in certain instances.

(f) Further Limitations on Disposition.  Without in any way limiting the representations set forth above, Mr. Kittrell further agrees not to make any disposition of all or any portion of the TFI Shares within the United States unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) Mr. Kittrell shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, Mr. Kittrell shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(g) Legends and Stop-Transfer Orders.  Purchaser understands that the certificate(s) evidencing the Shares may bear the following (or similar) legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED WITHIN IN THE UNITED STATES UNLESS THE SAME ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR UNLESS THE COMPANY HAS RECEIVED REASONABLE SATISFACTORY EVIDENCE THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR THAT SUCH REGISTRATION IS OTHERWISE NOT REQUIRED.

The certificate(s) for the Shares may also bear any legend required by any applicable state securities law.  In addition to these legends, the Issuers shall make a notation of these restrictions on transfer in its membership records and shall issue appropriate stop-transfer orders to its transfer agent in the event these securities are attempted to be sold without compliance with the requirements of this Section.

(h) Residency.  Mr. Kittrell represents that his permanent address is as stated in Section 13 of this Agreement.

7. Release of Claims.  In consideration of the payments paid pursuant to Section 1 herein, Mr. Kittrell, for himself and on behalf of his partners, affiliates, associates, employees, attorneys,

accountants, insurers, agents, representatives, heirs, predecessors, successors, and assigns, past, present, and future, hereby releases and forever discharges the Company and each of its partners, affiliates, associates, officers, directors, shareholders, members, managers, employees, attorneys, accountants, insurers, agents, representatives, heirs, and assigns, past, present, and future, from any and all legal claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity, or otherwise, whether now known or unknown, suspected or unsuspected, concealed or hidden, of any kind or nature whatsoever, which have ever existed or may have existed, or which do exist or which hereafter can, shall, or may exist arising out of any matter, cause, fact, thing, act, or omission whatsoever, occurring or existing at any time prior to and including the date hereof.  This provision shall not apply to partners, affiliates, associates, employees, attorneys, accountants, insurers, agents, predecessors, successors, or assigns historically or presently engaged by the Company.

8. Non-Assignment of Claims.  Each Party represents and warrants that it has not assigned or transferred or attempted to assign or transfer to anyone any right, suit, demand, action, or cause of action based upon or arising out of or pertaining to or concerning or connected with any of the matters or things released herein.  Each Party shall indemnify and hold harmless the other parties from and against any and all actions or causes of action based upon or arising in connection with any such assignment or transfer or any attempted assignment or transfer or any such action or other matter.

9. Further Assurances.  The Parties intend this Agreement to be a complete and final settlement of all matters between them.  Accordingly, each Party agrees to execute such further documents and to take such further actions as may be necessary or desirable to finally and fully settle all matters which have arisen or which may subsequently arise between them.

10. Agreement to Indemnify.

(a) Agreement by Mr. Kittrell.  Mr. Kittrell, on behalf of himself and each of his representatives and affiliates, hereby agrees to indemnify the Company from any and all liabilities, losses, damages, costs, or expenses (including without limitation court costs and reasonable fees of attorneys, accountants, and expert witnesses) relating to any action or other proceeding instituted, maintained, prosecuted by, or voluntarily aided by any Party where such action or proceeding is contrary to the provisions of this Agreement.  This indemnity obligation will be deemed to be breached and a cause of action will accrue thereon immediately upon the commencement of any action that is contrary to this Agreement, and in any such action a Party may plead this Agreement as a defense or may assert this Agreement by counterclaim or cross-claim.

(b) Agreement by the Company.  The Company, on behalf of itself and each of its representatives and affiliates, hereby agrees to indemnify Mr. Kittrell from any and all liabilities, losses, damages, costs, or expenses (including without limitation court costs and reasonable fees of attorneys, accountants, and expert witnesses) relating to any action or other proceeding instituted, maintained, prosecuted by, or voluntarily aided by any Party where such action or proceeding is contrary to the provisions of this Agreement.  This indemnity obligation will be deemed to be breached and a cause of action will accrue thereon immediately upon the commencement of any action that is contrary to this Agreement, and in any such action a Party may plead this Agreement as a defense or may assert this Agreement by counterclaim or cross-claim.

11. Successors and Assigns.  This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective heirs, personal representatives, successors, and assigns.

12. Amendments and Waivers.  No amendment or waiver of any provision of this Agreement shall be effective unless it is in writing and is signed by every one of the parties hereto.

13. Notices.  Any notice required hereunder to be given by either Party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, with written verification of delivery, or by facsimile transmission to the other Party to the address or telephone number set forth below or to such other address or telephone number as either Party may designate from time to time according to this provision.  A notice delivered personally shall be effective upon receipt.  A notice sent by facsimile transmission shall be effective twenty-four hours after the dispatch thereof.  A notice delivered by mail or by private courier shall be effective on the third day after the day of mailing.

To Mr. Kittrell at:	To TFI at:

10497 Town & Country Way
Suite 214
Houston, Texas 77024
Fax:________________________________	Fax: +1 281 652 5532

14. Equitable Remedies.  Each Party acknowledges and agrees that the breach or threatened breach of certain provisions of this Agreement would cause irreparable harm for which damages at law would be an inadequate remedy.  Accordingly, each Party hereby agrees that, in any such instance, the threatened or injured Party shall be entitled to seek injunctive or other equitable relief in addition to any other remedy to which he or it may be entitled, including money damages.

15. Severability.  If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

16. Entire Agreement.  This Agreement constitutes the full and complete understanding of the Parties hereto with respect to the subject matter covered herein and supersedes all prior oral or written understandings and agreements with respect thereto.  No modification or amendment to this Agreement shall be effective unless it is contained in a written document that is signed by both Parties.

17. Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Texas.  The Parties further agree that proper venue and jurisdiction for any dispute under this Agreement shall lie with the courts in Harris County, State of Texas.

IN WITNESS WHEREOF, the Parties hereto have signed this Agreement in their individual capacity or by their duly authorized representative as of the date first given above.  This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

“TFI”                                                                                “Mr. Kittrell”

TREMONT FAIR, INC.

/s/ Cyrus Boga _____________________                                                                          /s/ David Kittrell_______________________
Cyrus Boga, President                                                                                   David Kittrell, individually